                                                                    EXHIBIT 10.6


                              VENCOR, INC. 401(k)
                              -------------------
                            MASTER TRUST AGREEMENT
                            ----------------------





                             Amended and Restated
                             --------------------
                                Effective as of
                                ---------------
                                January 1, 1997
                                ---------------

                              VENCOR, INC. 401(k)
                              -------------------
                            MASTER TRUST AGREEMENT
                            ----------------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1---TITLE...........................................................1

ARTICLE 2---CONTRIBUTIONS...................................................2

ARTICLE 3---THE RETIREMENT COMMITTEE........................................2

ARTICLE 4---THE TRUST FUND..................................................3

ARTICLE 5---POWERS AND DUTIES OF THE TRUSTEE................................5

ARTICLE 6---REMOVAL OR RESIGNATION OF THE TRUSTEE...........................8

ARTICLE 7---AMENDMENTS......................................................8

ARTICLE 8---DISCONTINUANCE OF THE PLANS.....................................8

ARTICLE 9---LIABILITY OF TRUSTEE............................................9

ARTICLE 10--MISCELLANEOUS..................................................11

                           VENCOR, INC.401(k) MASTER
                                TRUST AGREEMENT

     THIS MASTER TRUST AGREEMENT effective January 1, 1997, made and entered into this ________ day of December, 1996, by Vencor, Inc. ("Employer"), and Wachovia Bank of North Carolina, N.A., acting in its fiduciary capacity ("Trustee").

     WITNESSETH THAT:

     WHEREAS, the Employer maintains the Vencor, Inc. Retirement Savings Plan ("VRSP") to cover certain of its employees, continues to maintain after the Employer's merger with The Hillhaven Corporation, the Hillhaven Retirement Savings Plan ("RSP") and the Hillhaven Deferred Savings Plan (the "DSP ") for a short period prior to its merger with the RSP or VRSP, to cover other employees of the Employer, all of which are being amended and restated as of January 1, 1997 (together, the "Plans"); and

     WHEREAS, the duties of the current trustee of the Plans will cease on January 1, 1997 and Employer desires to enter into a master trust agreement effective January 1, 1997 which will amend and restate the trust agreements for each of the Plans, with Wachovia Bank of North Carolina, N.A. as Trustee; and

     WHEREAS, Wachovia Bank of North Carolina, N.A. desires to serve as Trustee;

     NOW, THEREFORE, the Employer enters into this amended and restated Vencor, Inc. Retirement Savings Plan Trust Agreement ("Trust Agreement") in order to carry out the provisions of the Plans for the benefit of those employees who qualify for benefits under the provisions of the Plans. The Trustee agrees and declares it will hold, administer and disburse all funds received in trust by it from time to time as Trustee hereunder, for the uses and purposes and upon the terms and conditions hereinafter stated. The Employer, in consideration hereof, agrees with the Trustee as follows:


                                   ARTICLE 1

                                     TITLE
                                     -----

     Section 1.01   The Trust  shall be known as the Vencor, Inc. 401(k) Master
     ------------
Trust Agreement. The Employer intends that this Trust shall constitute a part of its Plans, and that they will together meet the requirements of the Act and qualify under Code Sections 401(a) and 501(a).

     Section 1.02   All defined words and phrases in Article 1 of the VRSP, when
     ------------
used in this Trust Agreement, shall have the same meaning as given in Article 1 of the VRSP, unless a different meaning is clearly required by the context.


                                   ARTICLE 2

                                 CONTRIBUTIONS
                                 -------------

     Section 2.01   The Employer intends to deposit with the Trustee from time
     ------------
to time funds which will provide the benefits under the Plans. The Trustee shall have no duty to collect or enforce payment to it of any contributions, or to require any contributions to be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the terms of a Plan. The Trustee shall hold the Trust Fund without distinction between principal and income.

     Section 2.02   All necessary expenses that may arise in connection with the
     ------------
administration of the Plans and Trust, including but not limited to Trustee fees, will be paid from the Trust, unless otherwise paid by the Employer.

     Section 2.03   The Trustee's fees shall be as set forth on Annex A hereto
     ------------
and incorporated herein by reference, which fees may not increase prior to January 1, 2001. Except for the restriction on changes in the preceding sentence, the Trustee's fees may be amended at any time by 60 days advance written notice from the Trustee to the Committee, provided that, if the Committee objects in writing to the change within that 60 days period, the fees may not change as so noted, although the Trustee reserves the right to resign if no change is agreed upon. Such fees shall be deducted by the Trustee from the earnings or corpus of the Trust Fund, unless first paid by the Employer, with the exception of any expenses which are specifically indicated on Annex A as requiring Employer direction before payment from the Trust.

     Section 2.04  Pursuant to the provisions of the Plans, subsidiaries or
     ------------
affiliates of the Employer may become parties hereto and make contributions hereunder. The Trustee may commingle the assets of the Employer and its subsidiaries or affiliates for investment purposes without maintaining separate records of the entity from which contributions were deposited, unless specifically directed by the Employer.


                                   ARTICLE 3

                           THE RETIREMENT COMMITTEE
                           ------------------------


     Section 3.01   The Board of Directors of the Employer has, pursuant to the
     ------------
provisions of the Plans, appointed a Retirement Committee ("Committee") to administer the Plans, keep records of individual Participant benefits, and notify each Participant of the amount of his benefits periodically. The operation of the Committee shall be governed by the terms of the

Plans. The Employer will notify the Trustee of the names of the members of the Committee and of any changes in membership that may take place from time to time.

     Section 3.02   The Committee shall direct the Trustee in writing to make
     ------------
payments from the Trust Fund to Participants who qualify for such payments under the terms of the Plans. Such written order (which may be conveyed by facsimile) to the Trustee shall specify the name of the Participant, his Social Security number, his address, and the amount and frequency of such payments.

     Section 3.03   The Trustee may request instructions in writing from the
     ------------
Committee on other matters and may rely and act thereon. The Committee may further delegate its authority hereunder to direct the Trustee, and if it does so shall notify the Trustee in writing of that delegation.

     Section 3.04   The Committee shall be responsible for the determination of
     ------------
individual accounts, and the Trustee need not segregate accounts among Participants for investment purposes, except as indicated in the Plans.

     Section 3.05   The Trustee shall be a directed Trustee only, with no
     ------------
discretionary authority or responsibility, with respect to the assets of the Plans allocated or allocable to the accounts of the Participants. The Committee, as a named fiduciary, shall be solely responsible for the investment of the assets of the Plans allocated or allocable to the accounts of Participants (except as provided more specifically in paragraph (i) immediately below or by Section 5.18 of the Trust). Without limitation, the Committee, as named fiduciary,

          (i) shall be responsible for investing such assets, except to the extent that such investment responsibility is delegated to one or more investment managers (other than the Trustee) under Section 403(a)(2) of the Act;

          (ii) shall, to the extent that Participants and their Beneficiaries are given the right to direct the investment of their accounts, be the fiduciary to whom Participants and Beneficiaries are entitled to give such investment directions and the fiduciary responsible for carrying out such investment directions (by directing the Trustee or otherwise);

          (iii) shall be responsible for any loss, or by reason of any breach, which results from the Participant's or Beneficiary's exercise of control over his account, except to the extent that Section 404(c) of the Act provides otherwise; and

          (iv) shall be responsible for determining whether the documents and instruments governing the investment of the assets allocated or allocable to the accounts are consistent with the provisions of Titles I and IV of the Act, and if not, investing such assets in accordance with Titles I and IV of the Act notwithstanding such documents and instruments.

     Notwithstanding the above, the Trustee shall be responsible for voting all securities held by the Trust, including Employer stock, and shall be responsible for prudently carrying out the investment instructions conveyed to it with care, skill and diligence normally exercised by prudent persons familiar with like matters. If a proxy is solicited on mutual fund shares held in the Trust with regard to an issue that might increase fees within the fund or alter its invesment policy, the Trustee shall promptly notify the Committee in writing, and shall not vote that proxy unless and until directed by the Committee how to vote. This Section 3.05 supersedes any contrary provision of the Plans or this Trust Agreement.


                                   ARTICLE 4

                                THE TRUST FUND
                                --------------

     Section 4.01   The contributions provided under Article 2 shall be
     ------------
deposited with the Trustee from time to time. All such deposits and such other funds or securities that shall be deposited with the Trustee under the terms hereof, and any increment thereto and income therefrom shall constitute the Trust Fund and shall be held by the Trustee in trust in a manner consistent with the objectives of the Plans for the exclusive benefit of Participants, Former Participants, or their Beneficiaries.

     Section 4.02   The Trust is established and proposed to be continued in
     ------------
order to provide benefits for employees who are Participants in the event of their termination of employment, and death benefits for Beneficiaries of deceased Participants and Former Participants, all in accordance with the terms and provisions of the Plans.

     Section 4.03   Title to the Trust Fund, including all funds and investments
     ------------
held hereunder by the Trustee from time to time, shall be and remain in the Trust and no Employee, Participant, Former Participant, Beneficiary or person claiming through any of them shall have any legal or equitable rights or interests in the Trust Fund except to the extent that such rights or interests may be expressly granted under the provisions of the Plans or this Trust Agreement.

     Section 4.04   None of the benefits under the Plans are subject to the
     ------------
claims of creditors of Participants, Former Participants or their Beneficiaries and will not be subject to attachment, garnishment or any other legal process. Neither a Participant, a Former Participant, a Beneficiary, a contingent Beneficiary, nor a spouse may assign, sell, borrow on or otherwise encumber any of his beneficial interest in this Trust nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Participant, terminated Participant, Beneficiary, contingent Beneficiary or spouse. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code, by the Committee.

     Section 4.05   In no event shall any of the principal or income of the
     ------------
Trust Fund be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, Beneficiaries, contingent Beneficiaries, and spouses, or in the payment of the expense of the Plans as set forth in this Trust Agreement, except as provided in the Plans.

     Section 4.06   All contributions made by the Employer are expressly
     ------------
conditioned upon the initial and continued qualification of the Plans under the Code, and upon the deductibility of contributions made to the Plans under
Section 404 of the Code. Upon the Employer's request, a contribution which is made by a mistake of fact, or conditioned upon qualification of the Plans, or any amendment thereof, or upon the deductibility of contributions, shall be refunded to the Employer within one year after the payment of the contribution, the denial of the qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

     Section 4.07   Assets transferred pursuant to the terms hereof shall be
     ------------
invested by the Trustee in accordance with the terms of this Trust Agreement, and shall be distributed to the Participants under the terms of the Plans and this Trust Agreement. The Trust will consist of Investment Funds designated from time to time by the Committee, suitably distinct in investment characteristics and objectives, from which participants in the Plans may choose for investment of assets in their accounts.

     Section 4.08   The Trustee shall hold the assets of the Trust as a
     ------------
commingled fund or commingled funds in which each separate Plan shall be deemed to have a proportionate undivided interest in the fund or funds in which it participates, except any such assets required to be segregated by the provisions herein or by the provisions of the Plans.

     Section 4.09  The Trustee may be directed to maintain such records as will
     ------------
enable it to effect, as of any time, an equitable allocation and segregation of such commingled assets into one or more separate funds held for the benefit of all, or some, of the Participants and Beneficiaries under the Plans. If in the future the Trustee receives written notice from the Committee to effect such allocation and segregation, the Trustee shall do so as soon thereafter as practicable. Thereafter, the Trustee shall administer each such separate fund in the manner provided in Section 4, or if so directed by the Committee, shall deliver the assets of any such separate fund to such successor trustee or trustees as shall be designated by the Employer.


                                   ARTICLE 5

                       POWERS AND DUTIES OF THE TRUSTEE
                       --------------------------------

     The Trustee shall have all the powers necessary to carry out the provisions hereunder. In amplification, but not in limitation of such powers, the Trustee shall have the following powers and immunities and be subject to the following duties:

     Section 5.01   The Trustee shall receive all contributions hereunder and
     ------------
apply such contributions as hereinafter set forth.

     Section 5.02   The Trustee shall have the custody of and safely keep all
     ------------
cash, securities, property and investments received or purchased in accordance with the terms hereof.

     Section 5.03   Subject to any limitations that may be contained elsewhere
     ------------
in this Trust Agreement, the Trustee shall take control and management of the Trust and shall hold, sell, buy, exchange, invest and reinvest the corpus and income of the Trust, including qualifying employer securities or qualifying employer real property. All contributions paid to the Trustee shall be held and administered by the Trustee as a single trust fund, and the Trustee shall not be required to segregate and invest separately any part of the Trust Fund representing accruals or interests of individual Participants of the Plans except as specifically directed in the Plans or by the Committee.

     Section 5.04   The Trustee shall allocate to and invest contributions as
     ------------
part of each Investment Fund pursuant to any investment directives made by the Participants and received from the Committee. Income from investments in each Investment Fund shall be reinvested in the same Investment Fund.

     Section 5.05   The Trustee may engage in any transaction with (i) a common
     ------------
or collective trust fund or pooled or mutual investment fund maintained by a "party in interest" (as defined in Section 3(14) of the Act) which is a bank or trust company, including the Trustee or an affiliate of the Trustee, or a related entity thereto supervised by a state or federal agency or (ii) a pooled investment fund of an insurance company authorized to do business in a state if the transaction is a sale or purchase of an interest in the fund and the bank, trust company, related entity or insurance company receives not more than reasonable compensation. The instrument creating such collective or common trust fund or pooled or mutual investment fund, together with any amendments, modifications, or supplements herein and made a part hereof as fully, and for all intents and purposes, as if set forth herein in their entirety which shall be controlling notwithstanding any contrary provision of this Trust Agreement including the time and manner of withdrawal from any fund which shall be in the discretion of the Trustee of the fund.

     Section 5.06   The Trustee may sell or exchange any property or asset of
     ------------
the Trust at public or private sale, with or without advertisement upon terms acceptable to the Trustee and in such manner as the Trustee may deem wise and proper. The proceeds of any such sale or exchange may be reinvested as provided in this Trust Agreement. The purchaser of any such property from the Trustee shall not be required to look to the application of the proceeds of any such sale or exchange of the Trustee.

     Section 5.07   The Trustee shall have full power to borrow, pledge, lease,
     ------------
or otherwise dispose of the property of the Trust without securing any order of court therefor, without advertisement, and to execute any instruments containing any provisions which the Trustee may deem proper in order to carry out such actions. Any such lease so made by the Trustee shall be binding, notwithstanding the fact the term of the lease may extend beyond the termination of the Trust.

     Section 5.08   The Trustee shall have the power to borrow money upon terms
     ------------
agreeable to the Trustee and pay interest thereon at rates agreeable to the Trustee, and to repay any debts so created.

     Section 5.09   The Trustee may participate in the reorganization,
     ------------
recapitalization, merger, or consolidation of any corporation wherein the Trustee may own stock or securities and may deposit such stock or other securities in any voting trust or protective committee or like committee or trustee or with the depositories designated thereby, and may exercise any subscription rights or conversion privileges, and generally may exercise any of the powers of any owner, including but not limited to, voting proxies with respect to any stock or other securities or property comprising the Trust.

     Section 5.10   The Trustee shall not be responsible for the adequacy of the
     ------------
Trust to discharge any and all payments under this Trust Agreement. Cash received under any of the provisions hereof may be deposited by the Trustee in accounts in its own banking division, or in such other banking institutions as may be selected by the Trustee under such provisions with respect to interest as may be permitted by law. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee to act.

     Section 5.11   The Trustee shall not be required to institute any legal
     ------------
action for the protection of the Trust or in carrying out the duties of the Trustee hereunder unless it shall first be indemnified by the Employer for any and all expenses in connection therewith.

     Section 5.12   The Trustee shall keep an accurate record of its
     ------------
administration of this Trust and shall include a detailed account of all investments, receipts and disbursements, and other transactions hereunder, and all accounts, books and records relating hereto shall be open for inspection to any person designated by the Committee or the officers of the Employer at all reasonable times. Within 30 days following the close of each calendar month, quarter and year, the Trustee shall file with the Employer a written report setting forth all investments, receipts and disbursements and other transactions during such period. Such reports shall contain an exact description of all securities purchased, exchanged or sold, the cost or net proceeds of sale, and shall show the securities and investments held at the end of such period, and the cost of each item, as carried on the books of the Trustee.

     Section 5.13   The Trustee may hold stocks, bonds or other securities in
     ------------
its own name as Trustee, with or without the designation of said trust estate, or in the name of a nominee selected by it for the purpose, but said Trustee shall nevertheless be obligated to account for all securities received by it as a part of the corpus of the trust estate herein created, notwithstanding the name in which the same may be held.

     Section 5.14   No broker, transfer agent, or purchaser shall be required to
     ------------
ascertain whether or not the Trustee has obtained prior approval from any source for the sale or purchase of any of the assets of the Trust.

     Section 5.15   At no time during the administration of this Trust shall the
     ------------
Trustee be required to obtain any court approval of any act required of it in connection with the performance of its duties or in the performance of any act required of it in the administration of its duties as Trustee. The Trustee shall have full authority to exercise its judgment in all matters and at all times without court approval of such decisions; provided, however, that if any application to or proceeding or action in the courts is made, only the Employer and the Trustee shall be necessary parties, and no Participants in the Plans or other person having an interest in the Trust shall be entitled to any notice or service of process. Any judgment entered in such proceeding or action shall be conclusive upon all persons claiming an interest under the Trust.

     Section 5.16   The Trustee may consult with legal counsel (who may also be
     ------------
counsel to the Employer) concerning any question which may arise with reference to its duties under this agreement, and the opinion of such counsel shall be full and complete protection in respect to any action taken or suffered by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

     Section 5.17   The Trustee may employ such counsel, accountants, and other
     ------------
agents as it shall deem advisable, after first notifying the Employer of the employment. The Trustee may charge the compensation of such counsel, accountants and other agents against the Fund if not paid by the Employer within 90 days following invoice of those costs.

     Section 5.18   The Employer may appoint an investment manager or managers
     ------------
to manage any assets of the Plans. Without limiting the generality of the above, it is specifically provided that such power of management includes the power to acquire or dispose of said assets, to direct brokerage transactions and all other powers and authority concerning the Trust Fund investments it is managing hereby granted to the Trustee. In such event, the responsibility for investment decisions shall be clearly allocated in writing between the investment manager, Trustee and Committee, and neither shall be responsible for the action or inaction of the other.


                                   ARTICLE 6

                     REMOVAL OR RESIGNATION OF THE TRUSTEE
                     -------------------------------------

     Section 6.01   The Trustee may be removed by the Employer at any time upon
     ------------
30 days advance notice in writing to the Trustee. The Trustee may resign at any time upon 30 days notice in writing to the Employer. Within 30 days after such removal or resignation of the Trustee, the Trustee shall file with the Employer a written report setting forth all investments, receipts and disbursements, and other transactions effected by it since the end of the preceding fiscal year. Such report shall contain an exact description of all securities and property purchased and sold, the cost or net proceeds of sale and shall further indicate such assets held to such date of removal or resignation, together with the cost of each item, as carried on the books of the Trustee.

     Section 6.02   Immediately upon the removal or resignation of the Trustee,
     ------------
the Employer shall appoint and designate a new Trustee with the same powers and duties as those conferred upon the Trustee hereunder, and the Trustee shall assign, transfer and pay to the successor Trustee the assets then constituting the Trust hereunder, and shall fully cooperate with the Employer and the successor trustee to transition its custody and duties in a timely manner.

     Section 6.03   The Trustee (if fees are due and not paid by the Employer)
     ------------
is authorized first to reserve such sum of money, or to liquidate such property and reserve the proceeds thereof, as it may deem advisable for the payment of its expenses or outstanding charges in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such expenses and charges shall be paid over to the successor Trustee.


                                   ARTICLE 7

                                  AMENDMENTS
                                  ----------

     Section 7.01   This Trust Agreement may be modified, altered or amended by
     ------------
an instrument in writing, duly executed and acknowledged by the Employer, provided, however, that the duties, powers and liabilities of the Trustee shall not be substantially increased without the written consent of the Trustee; and provided, further, an executed copy of such instrument must be delivered to the Trustee. Any such modification, alteration or amendment may be made effective retroactively if necessary to bring the Trust into conformity with governmental regulations which must be complied with in order to make the Plans or Trust eligible for tax benefits. No amendment or modification shall operate to deprive any Participant, Former Participant, Beneficiary, contingent Beneficiary, or spouse of any vested rights or benefits accrued to him prior to such amendment or modification, nor shall any amendment or modification cause or authorize any part of the funds of the Trust to revert to or be refunded to the Employer, except as indicated in the Plans. Moreover, no amendment to the Plans or Trust shall decrease the balance of a Participant's Individual Account or eliminate an optional form of distribution.


                                   ARTICLE 8

                          DISCONTINUANCE OF THE PLANS
                          ---------------------------

     Section 8.01   The Employer may terminate the Plans at any time.
     ------------

     Section 8.02   If the Employer discontinues the Plans, the Committee shall
     ------------
compute the value of the Individual Accounts of Participants and the accounts of other persons having an interest in the Trust Fund. The Individual Accounts of Participants and any other persons having an interest in the Trust Fund computed in the manner aforementioned shall immediately vest and be applied by the Trustee in the manner and at such times as directed by the Committee.

     Section 8.03   In the event of the discontinuance of the Plans where there
     ------------
is no continuing Employer, the Trustee is empowered to pay from the Trust Fund the necessary expenses incurred under such discontinuance by reduction of the individual accounts of Participants, Former Participants and beneficiaries on a pro rata basis. If an Employer continues to be associated with the Plans, the Employer shall direct the Trustee with respect to payment of final Plans' expenses.


                                   ARTICLE 9

                             LIABILITY OF TRUSTEE
                             --------------------

     Section 9.01   The Trustee shall be fully protected in relying upon the
     ------------
existence of any fact or state of facts represented to it in writing by the Employer or the Committee.

     Section 9.02   Except with respect to fiduciary responsibility for any
     ------------
error or loss that may result by reason of the exercise or non-exercise of that fiduciary responsibility which is allocated to the Trustee hereunder which is determined to be the result of the Trustee's own negligence or willful misconduct, the Employer shall indemnify the Trustee, directly from the Employer's own assets (including the proceeds of any insurance policy the premiums of which are paid from the Employer's own assets), from and against any and all claims, demands, losses, damages, expenses (including, by way of illustration and not limitation, reasonable attorneys' fees and other legal and litigation costs), judgments and liabilities arising from, out of, or in connection with the administration of the Plans and Trust. The Trustee shall not be liable for any action taken by the Trustee or any failure to act by the Trustee if the action taken or the failure to act was directed by the Administrator, the Committee, the Company, or an Investment Manager or any other named fiduciary, if the Trustee reasonably relied on such direction and the Trustee reasonably believed such direction was consistent with the Act.

     Section 9.03   The indemnity provided by Section 9.02 shall survive the
     ------------
termination of this Trust Agreement.

     Section 9.04   The Trustee shall discharge its duties hereunder with the
     ------------
care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     Section 9.05   The Trustee shall be under no obligation to determine the
     ------------
amount of benefits to which Participants or their beneficiaries will be entitled or to keep any records of the respective interest of any individual Participant or beneficiary in the Plans. The Trustee, upon written instructions from the Committee, shall make payments to the Participants who qualify for such benefits. The Trustee shall have no liability to the Employer, Committee, or to any other person in making such payments. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits and shall have discharged its obligation in that respect when it shall have sent checks, securities and other papers by ordinary mail to such person or persons and addresses as may be certified to it in writing by the Committee.

     Section 9.06  It is recognized that the Trustee does not guarantee the
     ------------
assets of the Trust from loss or depreciation and shall be liable only for failure to discharge his duties in accordance with this Trust Agreement.


                                  ARTICLE 10

                                 MISCELLANEOUS
                                 -------------

     Section 10.01  For purposes of Part 4 of Title I of the Act, the Employer,
     -------------
the Trustee, and the Committee and those parties to whom any duties are allocated under Section 5.18 of the Trust Agreement, as such provision may hereinafter be amended, shall each be named fiduciaries. All actions by named fiduciaries shall be in accordance with the terms of the Plans and this Trust as such documents are consistent with the provisions of Title I of the Act. Each named fiduciary shall act solely in the interest of Participants and beneficiaries and for the exclusive purpose of providing benefits and defraying reasonable administrative expenses. Each named fiduciary shall discharge his duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     Section 10.02  The Employer shall be responsible for the administration and
     -------------
management of the Plans except for those duties hereinafter specifically allocated to the Committee or the Trustee. The Trustee shall have exclusive responsibility for the management and control of the assets of the Plans, except to the extent that (i) an investment manager is appointed under Section 5.18 or
(ii) the Committee assumes investment responsibility under Section 3.05. Each fiduciary shall be responsible only for the specific duties assigned hereunder or in the Plans and shall not be directly or indirectly responsible for the duties assigned to another fiduciary. The Employer shall be deemed the administrator for purposes of the Plan and the Act.

     Section 10.03  This Trust Agreement is made in contemplation of the laws of
     -------------
the Commonwealth of Kentucky and shall be construed in accordance with the laws thereof, except where such laws are superseded by Act or the Code, in which case such Act or law shall control.

     Section 10.04  In making any distribution to or for the benefit of any
     -------------
minor or incompetent beneficiary, the Committee, in its sole, absolute and uncontrolled discretion, may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent, and the receipt of such guardian, committee, relative or other person shall be a complete discharge to the Trustee, without any responsibility on its part or on the part of the Retirement Committee to see to the application thereof.

     Section 10.05  Titles of Articles and headings to Sections in this Trust
     -------------
Agreement are inserted for convenience of reference only and, in the event of any conflict, the text of this instrument, rather than such titles or headings, shall control.


              *    *    *    *    *    *    *    *    *    *    *

     IN WITNESS WHEREOF, the Employer has caused this instrument to be executed, and the Trustee has executed this instrument to evidence its acceptance of the Trust hereby effective as of January 1, 1997.

                     VENCOR, INC.


                    By /s/ Jill L. Force


                    Title: V P
                          --------------------------------------------

                    Date:  12/26/96
                         ---------------------------------------------

                    WACHOVIA BANK OF NORTH CAROLINA, N.A.


                    By /s/ Peter Quinn
                       -----------------------------------------------

                    Title: VICE PRESIDENT
                          --------------------------------------------

                    Date:  12/30/96
                         ---------------------------------------------

                                    ANNEX A
                                 TRUSTEE FEES

1. Ad Valorem fee for Vencor stock or other assets not included in #2 below of 10 basis points for first $10,000,000 of market value; 5 basis points for next $40,000,000 in market value, over $50,000,000 negotiated to a lower rate.
2. Ad Valorem charge of .0003 per $1,000 of value for each account which consists entirely of Guaranteed Investment Contracts, Bank Investment Contracts, Mutual Funds, and Commingled Funds.
3. Distributions made during the period will be added back to the market value.
4. A $1,000 charge will be assessed for each account which consists entirely of guaranteed investment contracts, bank investment contracts, mutual funds and commingled funds.
5. There will be a $30 charge per transaction for all GICs, BIC's, mutual or commingled funds of other banks or institutions.
6. $1,000 per account will be charged for each Biltmore Fund, but no ad valorem or transaction charges apply to these accounts.
7. Master Trust Plan accounting charge of $750 for each assets pool maintained separately. For plan accounts first 5, $.00; next 5, $500 each; next 5, $300 each; over 15, $200 each.
8. $10 for each wire transfer, other than to GIC's, BIC's, mutual or commingled funds.
9. Annual rate of $1.50 per $1,000 of average daily balance of cash swept daily into Wachovia Diversified Short Term Fund.
10. Periodic benefit payments by check are $1.25 plus postage for standard form input; $2.00 plus postage for non-standard form input; $1.00 by ACH.
11. Non-periodic benefit payments by check, with complete amount and taxability instructions:
                $2.50 plus postage by tape input
                $5.00 plus postage by standard form input
                $10.00 plus postage by other input
                $25.00 plus postage for priority and customized processing
12. Vendor fee payments $5.00 plus postage by check (including 1099 MISC processing) where required.
13.  Periodic payment conversion fee of $2.00 each.
14. Security distributions at $15.00 plus postage (discounted for automated registration).
15. $5.00 each for transmittals of prepared forms with variable input (discount for automated registration).
16.  $1.00 each for matching with checks, certificates, etc.
17. Life insurance premium payments and policy distributions $15.00 each; $5.00 each for PS-58 reporting.
18.  Stop payments $15.00 initialization.
19. $5.00 each to checking account funding at Wachovia; $10.00 each for wires to other accounts.
20. $0.06 each to address proxies; $0.04 to address labels; $0.04 each to affix labels to proxies and their envelopes; $0.05 for the first enclosure insert; $0.04 for each additional insert; $0.37 to tabulate proxies for the first 2 elections, and $0.07 for each additional election.
21. Postage expense, mail processing, cost of materials and reproduction expense will be charged at cost of materials plus labor.
22. Fair and reasonable negotiated fees (chargeable only with advance approval and then not payable from Trust unless specifically directed to do so) will be charged for extraordinary services.
23. Travel beyond four meetings (one each quarter) and systems work and other expenses will be charged at cost, with advance approval, and will not be charged to the trust unless specifically directed to do so.
24. $5,000 per year for voting of Employer stock - additional fees may apply for corporate actions, significant proxy issues, reorganizations, bankruptcy and other significant events requiring substantial additional activity or additional fiduciary liability.
25.  Fees are payable quarterly with minimum quarterly charge of $625.
26.  Fees will be guaranteed until December 31, 1999.